Other Income And Charges	3 Months Ended
Dec. 28, 2013
Other Income and Expenses [Abstract]
Other Income And Charges
OTHER INCOME AND CHARGES
During the first quarter of fiscal 2014, we recorded $2 million of equity earnings in joint ventures, $1 million in net foreign currency exchange gains and $6 million of other than temporary impairment related to an available-for-sale security, which were recorded in the Consolidated Condensed Statements of Income in Other, net.
During the first quarter of fiscal 2013, we recorded $3 million of equity earnings in joint ventures and $3 million in net foreign currency exchange losses, which were recorded in the Consolidated Condensed Statements of Income in Other, net.